SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 3, 2003

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue

        New York, New York         10106

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1	Presentation Materials for the 11th Annual Deutsche Bank Securities Media Conference and the Bear Stearns 12th Annual Global Credit Research Conference.

Item 9.    Regulation FD Disclosure.

On June 3, 2003, the Registrant will participate at the 11th Annual Deutsche Bank Securities Media Conference and the Bear Stearns 12th Annual Global Credit Research Conference. A copy of the Registrant’s presentation materials for the conferences is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/S/ JONATHAN C. MINTZER

Jonathan C. Mintzer
Vice President, General Counsel and Secretary

Date: June 3, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation Materials for the 11th Annual Deutsche Bank Securities Media Conference and the Bear Stearns 12th Annual Global Credit Research Conference.